                                                                    Exhibit 99.1

                          [COMMUNITY SHORES BANK LOGO]


 COMMUNITY SHORES REPORTS SECOND QUARTER EARNINGS PER SHARE OF $0.23, UP 109.1%

MUSKEGON, Mich., July 25 -- Community Shores Bank Corporation (Nasdaq: CSHB), Muskegon's only locally-headquartered independent community banking organization, today reported second quarter 2005 net income of $342.5 thousand compared with $154.3 thousand earned in the second quarter of 2004, an increase of 122.0%. Diluted earnings per share were $0.23 compared with $0.11 for the year-ago quarter, an increase of 109.1%.

For the first six months of 2005, the Company reported net income of $704.7 thousand compared with $323.4 thousand earned in the first six months of 2004, an increase of 117.9%. Diluted earnings per share were $0.48 compared with $0.22 for the prior-year period, an increase of 118.2%.

Jose A. Infante, Chairman, President and CEO, commented, "Strong loan growth has continued into the second quarter of 2005, enabling us to achieve another quarter of solid performance and outstanding year-over-year earnings growth. We see numerous opportunities for expansion as the Muskegon economy continues to improve and our reputation for high-quality service gains greater recognition in the local community."

Total revenue, consisting of net interest income and non-interest income, was $2.3 million for the second quarter of 2005, an increase of 30.7% over the prior-year second quarter. Net interest income increased 33.7% to $2.0 million, reflecting a 67 basis point increase in the net interest margin to 3.96% and a 13.5% increase in average earning assets. Mr. Infante noted, "Funding pressures capped our ability to expand the margin further this quarter; however, we are very pleased with the improvement we've reported throughout 2005 and are satisfied to maintain this expanded margin steady in a challenging interest rate environment." Non-interest income was $310.6 thousand compared with $272.1 thousand for the year-ago quarter, an increase of 14.2%. The majority of the growth in fee income can be attributed to the overdraft privilege product launched in December, 2004, partially offset by declines in mortgage banking income and securities gains.

Non-interest expense totaled $1.7 million for the second quarter of 2005, 21.6% higher than the second quarter of 2004. Salaries and employee benefits, up $113.3 thousand or 14.4%, and other expense, up $100.1 thousand or 43.0%, accounted for the majority of the increase. The efficiency ratio for the second quarter of 2005 improved to 72.15% from 78.02% for the year-ago quarter.

Assets at June 30, 2005 totaled $222.8 million compared with $184.4 million twelve months ago, an increase of 20.8%. Loans held for investment grew $26.1 million or 16.2% during the past twelve months, reaching $186.9 million at June 30, 2005. Deposits increased $39.1 million or 25.6%, to $191.6 million for the same 12-month period.

Mr. Infante continued, "Credit quality remains strong despite our robust level of loan growth." Nonperforming assets were 0.47% of period-end assets at June 30, 2005, down from 0.76% twelve months ago. Net charge-offs for the current quarter were $74,000, or an annualized 0.16% of average loans, compared with $8,000, or 0.02%, for the prior-year quarter. The allowance for loan and lease losses was 1.15% of total loans at June 30, 2005.

Shareholders' equity totaled $14.1 million at June 30, 2005, up $1.3 million from twelve months ago. Tier I capital was 6.76% for the second quarter 2005 period compared with 6.78% for the second quarter of 2004. Shares outstanding at period-end were 1,432,800.

About the Company

With $223 million in assets, Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of Muskegon and Ottawa from three branch offices. Community Shores Bank opened for business in January, 1999, and has achieved nineteen consecutive quarters of profitability.

Forward Looking Statement

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Jose A. Infante, Chairman, President and CEO, +1-231-780-1800, or jinfante@communityshores.com, or Tracey Welsh, Senior Vice President and CFO, +1-231-780-1847, or twelsh@communityshores.com, both of Community Shores Bank Corporation;

Media, Linda Margolin of Margolin & Associates, Inc.,
+1-216-932-1755, or Lmm@margolinIR.com/

                        COMMUNITY SHORES BANK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

                                                                          JUNE 30,          DECEMBER 31,          JUNE 30,
                                                                            2005               2004                 2004
                                                                        (UNAUDITED)          (AUDITED)           (UNAUDITED)
                                                                      -------------        -------------        -------------
ASSETS
Cash and due from financial institutions                              $   6,644,959        $   2,214,088        $   3,785,525
Interest-bearing deposits in other financial institutions                   278,224              161,527              404,420
Federal funds sold                                                        6,650,000                    0                    0
                                                                      -------------        -------------        -------------
     Total cash and cash equivalents                                     13,573,183            2,375,615            4,189,945

Securities
   Available for sale                                                    15,274,110           16,530,818           15,872,080
   Held to maturity                                                       3,359,398              399,523              464,548
                                                                      -------------        -------------        -------------
     Total securities                                                    18,633,508           16,930,341           16,336,628

Loans held for sale                                                              --                   --               89,000

Loans                                                                   186,856,712          171,451,202          160,773,838
Less: Allowance for loan losses                                           2,154,519            2,039,198            2,067,443
                                                                      -------------        -------------        -------------
     Net loans                                                          184,702,193          169,412,004          158,706,395

Federal Home Loan Bank stock                                                425,000              425,000              425,000
Premises and equipment,net                                                3,554,486            2,542,997            2,578,284
Accrued interest receivable                                                 840,040              734,707              619,047
Other assets                                                              1,015,031            1,081,944            1,492,989
                                                                      -------------        -------------        -------------
     Total assets                                                     $ 222,750,733        $ 193,502,608        $ 184,437,288
                                                                      =============        =============        =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
     Non interest-bearing                                             $  18,062,244        $  13,153,038        $  13,208,299
     Interest-bearing                                                   173,489,212          145,667,485          139,256,845
                                                                      -------------        -------------        -------------
          Total deposits                                                191,551,456          158,820,523          152,465,144

Federal funds purchased and repurchase agreements                         5,775,131            9,980,778            9,540,566
Federal Home Loan Bank advances                                           6,000,000            6,000,000            6,000,000
Notes payable                                                             4,500,000            4,500,000            2,950,000
Accrued expenses and other liabilities                                      867,441              801,975              716,216
                                                                      -------------        -------------        -------------
     Total liabilities                                                  208,694,028          180,103,276          171,671,926

Shareholders' Equity
     Preferred Stock, no par value: 1,000,000 shares
       authorized and none issued                                                 0                    0                    0
     Common Stock, no par value: 9,000,000 shares
       authorized, 1,432,800 issued at June 30, 2005
       and 1,430,000 issued at  December 31 and
       March 31, 2004                                                    12,950,998           12,922,314           12,922,314

     Retained earnings (deficit)                                          1,204,435              499,781               19,501
     Accumulated other comprehensive income (deficit)                       (98,728)             (22,763)            (176,453)
                                                                      -------------        -------------        -------------

     Total shareholders' equity                                          14,056,705           13,399,332           12,765,362
                                                                      -------------        -------------        -------------
     Total liabilities and shareholders' equity                       $ 222,750,733        $ 193,502,608          184,437,288
                                                                      =============        =============        =============

                        COMMUNITY SHORES BANK CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                               THREE MONTHS      THREE MONTHS        SIX MONTHS        SIX MONTHS
                                                                   ENDED             ENDED              ENDED             ENDED
                                                                  06/30/05         06/30/04           06/30/05          06/30/04
                                                                -----------       -----------       -----------       -----------
INTEREST AND DIVIDEND INCOME
Loans, including fees                                           $ 3,098,902       $ 2,317,827       $ 5,921,243       $ 4,601,650
Securities (including FHLB dividends)                               172,933           126,590           330,717           300,307
Federal funds sold and other interest income                          2,243            11,507            17,272            25,294
                                                                -----------       -----------       -----------       -----------
     Total interest income                                        3,274,078         2,455,924         6,269,232         4,927,251
INTEREST EXPENSE
Deposits                                                          1,055,047           809,318         1,911,376         1,626,311
Repurchase agreements and federal funds purchased
     and other debt                                                  71,904            26,128           128,453            54,298
Federal Home Loan Bank advances and notes payable                   145,357           123,306           283,108           243,841
                                                                -----------       -----------       -----------       -----------
     Total interest expense                                       1,272,308           958,752         2,322,937         1,924,450

NET INTEREST INCOME                                               2,001,770         1,497,172         3,946,295         3,002,801
Provision for loan losses                                           130,335           158,397           247,757           215,274
                                                                -----------       -----------       -----------       -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES               1,871,435         1,338,775         3,698,538         2,787,527
Noninterest income
Service charges on deposit accounts                                 225,667           167,290           433,503           327,219
Mortgage loan referral fees                                               0            15,449             2,120            35,579
Gain on sale of loans                                                 2,724             9,303            16,435            14,588
Gain on sale of mortgage servicing rights                                 0                 0                 0                 0
Loss on disposition of securities                                         0            10,923                 0            (6,600)
Other                                                                82,244            69,090           153,216           119,988
                                                                -----------       -----------       -----------       -----------
     Total noninterest income                                       310,635           272,055           605,274           490,774

Noninterest expense
Salaries and employee benefits                                      902,709           789,410         1,749,499         1,570,950
Occupancy                                                            72,122            74,559           148,398           154,650
Furniture and equipment                                              95,880            90,542           179,547           182,450
Advertising                                                          40,320            12,688            86,427            39,181
Data Processing                                                      91,178            79,769           178,738           156,148
Professional services                                               133,327            92,186           265,309           213,130
Other                                                               332,799           232,729           628,645           471,625
                                                                -----------       -----------       -----------       -----------
     Total noninterest expense                                    1,668,335         1,371,883         3,236,563         2,788,134

INCOME BEFORE INCOME TAXES                                          513,735           238,947         1,067,249           490,167
Federal income tax expense (benefit)                                171,222            84,631           362,597           166,802
                                                                -----------       -----------       -----------       -----------
NET INCOME                                                      $   342,513       $   154,316       $   704,652       $   323,365
                                                                ===========       ===========       ===========       ===========
Weighted average shares outstanding                               1,432,800         1,430,000         1,432,057         1,430,000
                                                                ===========       ===========       ===========       ===========
Diluted average shares outstanding                                1,462,813         1,467,309         1,461,141         1,447,594
                                                                ===========       ===========       ===========       ===========
Basic income per share                                          $      0.24       $      0.11       $      0.49       $      0.23
                                                                ===========       ===========       ===========       ===========
Diluted income per share                                        $      0.23       $      0.11       $      0.48       $      0.22
                                                                ===========       ===========       ===========       ===========

                                           COMMUNITY SHORES BANK CORPORATION
                                           CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                      QUARTERLY
                                                         ----------------------------------------------------------------------
                                                             2005           2005           2004          2004           2004
(dollars in thousands except per share data)               2ND QTR        1ST QTR        4TH QTR       3RD QTR        2ND QTR
                                                         ----------     ----------     ----------     ----------     ----------
EARNINGS
  Net interest income                                         2,002          1,944          1,796          1,646          1,497
  Provision for loan and lease losses                           130            117             62            182            158
  Noninterest income                                            311            294            252            235            272
  Noninterest expense                                         1,668          1,568          1,517          1,440          1,372
  Pre tax income                                                514            554            469            259            239
  Net Income                                                    343            362            310            170            154
  Basic earnings per share                               $     0.24     $     0.25     $     0.22     $     0.12     $     0.11
  Diluted earnings per share                             $     0.23     $     0.25     $     0.21     $     0.12     $     0.11
  Average shares outstanding                              1,432,800      1,431,307      1,430,000      1,430,000      1,430,000
  Average diluted shares outstanding                      1,462,813      1,460,589      1,461,933      1,465,139      1,467,309

PERFORMANCE RATIOS
  Return on average assets                                     0.65%          0.72%          0.64%          0.36%          0.32%
  Return on average common equity                              9.90%         10.71%          9.28%          5.25%          4.75%
  Net interest margin                                          3.96%          3.97%          3.86%          3.64%          3.29%
  Efficiency ratio                                            72.15%         70.03%         74.04%         76.53%         78.02%
  Full-time equivalent employees                                 59             56             53             53             51

CAPITAL
  Average equity to average assets                             6.61%          6.69%          6.90%          6.91%          6.79%
  Tier 1capital to average assets                              6.76%          6.83%          6.94%          6.99%          6.78%
  Book value per share                                   $     9.81     $     9.52     $     9.37     $     9.18     $     8.93

ASSET QUALITY
  Gross loan charge-offs                                         79             80            136            210             13
  Net loan charge-offs                                           74             22             69            204              8
  Net loan charge-offs to avg loans (annualized)               0.16%          0.05%          0.16%          0.50%          0.02%
  Allowance for loan and lease losses                         2,155          2,098          2,039          2,046          2,067
  Allowance for losses to total loans                          1.15%          1.17%          1.19%          1.24%          1.29%
  Past due and nonaccrual loans (90 days)                     1,034            643            753            716            960
  Past due and nonaccrual loans to total loans                 0.55%          0.36%          0.44%          0.43%          0.60%
  Other real estate and repossessed assets                        6              0            187            559            433

END OF PERIOD BALANCES
  Loans                                                     186,857        179,604        171,451        164,894        160,774
  Total earning assets                                      212,419        198,114        188,968        185,487        177,604
  Total assets                                              222,751        204,879        193,503        203,373        184,437
  Deposits                                                  191,551        171,974        158,821        168,907        152,465
  Shareholders' equity                                       14,057         13,640         13,399         13,128         12,765

AVERAGE BALANCES
  Loans                                                     182,910        176,578        167,509        164,041        159,753
  Total earning assets                                      202,186        195,800        186,289        181,099        178,186
  Total assets                                              209,545        202,140        193,421        187,649        190,818
  Deposits                                                  155,733        164,381        142,391        151,508        158,991
  Shareholders' equity                                       13,855         13,526         13,355         12,959         12,955